Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Minerco Resources Inc . (the “Company”) on Form 10K for the year ended July 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sam J. Messina III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 13th day of October, 2011.

/s/ Sam J. Messina
Sam J. Messina III
Chief Financial Officer